AGA Financial Forum May 2, 2005 Exhibit 99.01

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, financial results, capital requirements and other matters for fiscal 2005 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. Among the factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather and economic conditions, demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, the impact of the Company's risk management efforts, conversion activity and other marketing efforts, the actual energy usage patterns of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the outcome of the Stagecoach and other litigation, the disallowance of recovery of environmental remediation expenditures, other regulatory changes and changes in and levels of interest rates. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

We know what we are ... A regulated, natural gas distribution company A provider of wholesale energy services .... More importantly, we know what we’re not A telecom company, an electric company, an international investor Delivering consistent results is what we’re all about Our Business Philosophy NJR has increased EPS for the last 13 years with a CAGR of 7.7 percent over the past 10 years

NJR at a Glance Ticker Symbol (NYSE): NJR Price Range (52 Weeks) $36.50 - $45.50 Common Shares Outstanding: 27.6 million Market Capitalization: $1.2 billion Annual Dividend Rate: $1.36 Dividend Yield: 3.1 percent Total Assets: $2.1 billion

Key NJNG Drivers Safe and reliable service Customer growth Strong financial profile Regulatory partnerships Efficient operations

Our Service Area Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Excellent service area demographics

Total Customers 1999 397 2000 410 2001 423 2002 434 2003 444 2004 455 2005E 466 Nearly 3 percent annual customer growth over the past 10 years

Preliminary 30899 Final 19736 Conceptual 3724 Pending 479 Pending Preliminary Final Conceptual Non Heat 9928 On Main 41524 Off main 81599 New Customers = 54,838 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 133,051 Future Market Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Healthy "inventory" for continued customer growth

NJNG Capital Expenditures Customer Growth 21.8 System Integrity 33.5 Technology & Other 3.5 Cost of Removal 5.4 MGP, net 5.5 New Customer 11.7 System Integrity 13.2 Technology & Other 0.9 Cost of Removal 3 MGP, net 1.4 2005 Plan: $69.7 million NJNG reinvests over half its earnings back into the system annually March 31, 2005 Actual: $30.2 million

NJNG Capital Structure LT Debt 293678 Total Equity 466492 ST Debt 5543 Credit ratings: S&P: A+ Moody's: Aa3 Only natural gas utility to be upgraded by Moody's in 2003 One of only two utilities upgraded by S&P in 2003 Strong financial profile

Regulatory Philosophy Foster productive relationships with regulators Benefit all stakeholders Support the state's energy policies Be proactively involved in current regulatory initiatives Use incentives to benefit both customers and shareowners Manage our business without relying on base rate cases

Incentive Programs 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 19 28 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 5 6 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 $29 $24 $34 Customer bills reduced by about $234 million or 4 percent annually since program inception

Improved Productivity New Customer Cost O&M as a Percentage of Gross Margin Improving productivity while maintaining high customer satisfaction

ATG/NUI SJG CIV FE PEG NJR 2.23 0.9459 0.8649 0.8529 0.6021 0.3919 BPU Inquiries per 1,000 Customers NJNG achieved its 12th consecutive year of having the best customer satisfaction rate of any major utility in New Jersey Customer Satisfaction March 31, 2005

Key Wholesale Energy Services Drivers People working with physical assets Customer relationships Leveraging volatility Access to capital Managing risk

People and Physical Assets We market physical assets Financial tools enhance profitability Our people have a proven track record Direct management of storage contracts Direct management of transportation contracts Our assets are linked with our strategy New assets bring synergies

NJRES Asset Base

NJRES Operating Statistics 2001 2002 2003 2004 03/01/2004 03/01/2005 Gross Margin 8.8 17.1 26.1 32.2 39.5 43.2 Net Income 4.1 6.4 11.4 13.6 20.6 22 Wholesale energy services are expected to contribute 15-20 percent of total earnings

NJRES 2004 Gross Margin Gas Sales 1.5 0.04 Storage & Pipeline Capacity 13.2 0.41 Daily Asset Optimization 7.2 0.22 Park and Loan 2.5 0.08 Asset Management 8.1 0.25 Total: $32.2 million Gross margin generated from a variety of services

Access to Capital Strong financial profile is required by counterparties Working capital needs of this business are significant Committed credit lines total $275 million

Working Capital Volatility 09/01/2000 12/01/2000 03/01/2001 06/01/2001 09/01/2001 12/01/2001 03/01/2002 06/01/2002 09/01/2002 12/01/2002 03/01/2003 06/01/2003 09/01/2003 12/01/2003 03/01/2004 04/01/2004 05/01/2004 06/01/2004 07/01/2004 08/01/2004 09/01/2004 12/01/2004 03/01/2005 -43.6 23 -99.1 -56.7 -20.5 17.8 55.3 75.2 48.5 67.8 -37.8 -25 -18.1 72.6 -34 -58 -28 18 71 85 123 110 65.8 B O R R O W E D I N V E S T E D Working capital volatility requires a strong financial profile

Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Disciplined risk management guidelines Limited open positions = low VAR ($2.1 million) Strict internal controls and credit procedures Daily compliance monitoring by financial department IT Systems in place to manage physical assets

Counterparty Credit Ratings Publicly-Rated Investment Grade Internally-Rated Investment Grade Non-Investment Grade * East 93 2 5 * Credit exposure to non-investment grade companies is mitigated through the use of prepayments or Letters of Credit. 95 percent of net sales with investment grade companies 6 months ended 3/31/05

NJR Home Services Appliance service contracts, sales and installations Growing earnings contributor Excellent customer satisfaction Limited capital requirements 2002 2003 2004 East 130 135 139 2002 2003 2004 860 796 1560

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2004 2005 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.6 2.75 2.79 Earnings Per Basic Share NJR estimates $2.65 to $2.75 per basic share in fiscal 2005 March 31

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1999 2000 2001 2002 2003 2004 2005 1.12 1.15 1.17 1.2 1.24 1.3 1.36 * Effective January 2, 2005 * Dividends per Share Payout Ratio Dividend Rate and Payout Ratio 1999 2000 2001 2002 2003 2004 0.68 0.64 0.59 0.57 0.51 0.5 1-year dividend growth rate of 4.6 percent versus peer group average of 3.5 percent

Allowed ROE of 11.5 percent Incentive programs provide 1 to 1.5 percent of incremental return Balance primarily from unregulated wholesale energy services 1997 1998 1999 2000 2001 2002 2003 2004 0.139 0.142 0.145 0.148 0.153 0.153 0.159 0.156 Return on Equity

How Does NJR Compare? Gas Distribution Average NJR 0.051 0.092 Source: McManus Financial Consultants Gas Distribution Companies: ATG, ATO, CGC, CPK, GAS, LG, NWN, OKE, PGL, PNY, SEN, SJI, SWX, WGL Gas Distribution Average NJR 0.012 0.03 Gas Distribution Average NJR 0.72 0.55 2003 Gas Distribution Average NJR 0.104 0.154

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR Peer Group S&P 500 3 Years 0.161 0.099 0.025 NJR: Reliable Performance March 31, 2005

Food for Thought "Standard and Poor's screened the broad-market S&P 1500 universe, looking for companies with at least a 10-year history of long-term earnings growth, continual dividend payments and low volatility. Just one name popped up: New Jersey Resources Corp., the parent of the utility New Jersey Natural Gas, among other subsidiaries." The Wall Street Journal February 3, 2005

AGA Financial Forum May 2, 2005

Appendix A: Gross Margin Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES’ gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

Appendix B: Our Management Team Laurence M. Downes Chairman & Chief Executive Officer New Jersey Resources Mr. Downes is Chairman of the Board and Chief Executive Officer of New Jersey Resources (NJR) and its principal subsidiary, New Jersey Natural Gas (NJNG). He joined NJR in March 1985 and was appointed Senior Vice President and Chief Financial Officer in January 1990. In March 1995, Mr. Downes was elected President and Chief Executive Officer of NJNG and a member of NJR's Board of Directors. In July 1995, he was named President and CEO of NJR. In September 1996, he was elected Chairman of NJR's Board of Directors. He serves as Director and 2005 Chairman of the American Gas Association, Chairman of Safe Child Consortium, a private-public partnership for the prevention of child abuse and neglect in New Jersey, and as a Trustee of the American Gas Foundation. He is also the 2005 Chairman of the Natural Gas Council. He is Chairman of the Finance Council of the Diocese of Trenton and a member of the Board of Trustees of Iona College. Mr. Downes received a bachelor's degree in business administration in June 1979 and a master's degree in business administration in June 1981 from Iona College. Hugo Bottino Vice President - Human Resources NJR Service Mr. Bottino joined New Jersey Natural Gas in 1981 and presently serves as Vice President of Human Resources of NJR Service. His responsibilities include benefit and compensation administration, payroll, employment, training and employee/labor relations. Mr. Bottino is a member of Human Resources Policy Committee of the American Gas Association and former member of the Medical Center of Ocean County Board of Trustees. He received his bachelor's degree in industrial relations from Rider College in 1974.

Appendix B: Our Management Team Kathleen T. Ellis Senior Vice President - Corporate Affairs New Jersey Resources Ms. Ellis is responsible for communications, government relations, regulatory and environmental affairs. Before joining NJR in December 2004, Ms. Ellis was Director of Communications for Governor James E. McGreevey. She also has served as Director of Communications for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. Ms. Ellis received a bachelor's degree in economics from the State University of New York at Binghamton. She serves as a member of the New Jersey State Board of Social Work Examiners and is on the Board of Directors for Friends of the Belmar Harbor. She is a past member of the Board of Directors for the Women's Crisis Services of Hunterdon County and the Community Health Law Project. Gary A. Edinger Senior Vice President - Energy Delivery New Jersey Natural Gas Part of the New Jersey Natural Gas (NJNG) team since 1972, Mr. Edinger currently runs the energy delivery business unit. His responsibilities include maintenance and expansion of NJNG's distribution system, engineering, regulator design and maintenance, transmission system maintenance, operating two liquefied natural gas facilities and managing outside contractors. Mr. Edinger holds a bachelor's degree in mechanical engineering from Rutgers College of Engineering. He serves on the Executive Committee and Board of Directors for the New Jersey State Safety Council, the Board of Directors of the Pinelanders Youth Soccer Club and the Board of Directors of the Howell United Traveling Soccer Club. He also serves on the Managing Committee of the American Gas Association's Operating Section and is the immediate past President of the Society of Gas Operators.

Appendix B: Our Management Team Oleta J. Harden Senior Vice President, General Counsel and Secretary New Jersey Resources Serving as General Counsel, Mrs. Harden handles all legal matters for New Jersey Resources (NJR). She joined NJR in 1984. In addition to her legal duties, she is responsible for insurance, rights of way and claims. Mrs. Harden also serves as Corporate Secretary for NJR's Board of Directors. She is a graduate of the UCLA School of Law and earned both her bachelor's and master's degrees from the University of Alabama in Birmingham. She is a member of the American Bar Association, the New Jersey Bar Association, the American Society of Corporate Secretaries, the Board of Trustees for Monmouth University and the Board of New Jersey Manufacturers Insurance Company. Timothy C. Hearne Jr. Senior Vice President and Treasurer NJR Service Mr. Hearne joined New Jersey Natural Gas in 1985 and heads the financial services business unit of NJR Service. His areas of responsibility include: finance, accounting, supply chain management and the companywide quality management initiative. He holds a bachelor's degree from The College of New Jersey and a master's degree from Rutgers Graduate School of Management. Mr. Hearne is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the Financial Executive Institute. He currently serves on the boards of the New Jersey Utility Association and Brookdale Community College Foundation.

Appendix B: Our Management Team Kathleen F. Kerr Vice President - Marketing and Customer Services New Jersey Natural Gas Mrs. Kerr is responsible for marketing and customer services at New Jersey Natural Gas (NJNG). Prior to joining NJNG in 2005, Mrs. Kerr was Director - Customer Services for Newark, N.J.-based Public Service Electric and Gas (PSE&G), one of the largest combined electric and gas companies in the United States. During her 19 years at PSE&G, she held various positions in customer services and other areas of the utility. Mrs. Kerr attended the Harvard Business School Program for Management Development and holds a bachelor's degree in business administration from Villanova University. Thomas J. Kononowitz Senior Vice President - Marketing Services New Jersey Natural Gas Part of the New Jersey Natural Gas team since 1963, Mr. Kononowitz is responsible for the marketing services business unit, which includes marketing and sales, market development, new business, economic development, distributed generation, and consumer and community relations. Before being promoted to his current position in 1985, he held several positions in marketing and customer services. Mr. Kononowitz is a member of the Strategic Marketing Committee of the American Gas Association and is a member of the Executive Committee of the Society of Gas Lighting. He also serves on the boards of Meridian Hospitals Corporation, the Jersey Shore University Medical Center Foundation and Meridian Ambulatory Care. He is past President and current member of the Executive Board of the Monmouth Council Boy Scouts and serves on the advisory boards of Prevention First and Interfaith Neighbors.

Appendix B: Our Management Team Glenn C. Lockwood Senior Vice President & Chief Financial Officer New Jersey Resources Mr. Lockwood joined New Jersey Resources (NJR) in 1988 and is responsible for NJR's overall financial management. Areas that report to him include: financial, tax, treasury, corporate development, investor relations, shareholder services and technology. He also serves as Chief Financial Officer of NJR Capital, the subsidiary responsible for real estate holdings and energy-related investments. Before being promoted to CFO, he held the positions of Vice President, Controller and Chief Accounting Officer at NJR. Mr. Lockwood worked for Deloitte & Touche, LLP, before joining NJR. He received his bachelor's degree in accounting from St. Peters College in 1983. He is a Certified Public Accountant and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Thomas J. Massaro President and General Manager NJR Home Services Mr. Massaro has overall executive responsibility for NJR Home Services (NJRHS), the unregulated subsidiary of New Jersey Resources that provides home appliance service, sales and installations. He joined New Jersey Natural Gas (NJNG) in 1989 as a Management Engineer and has held several positions in marketing, operations and customer service. Prior to assuming his current position in 2004, he had been Director of Operations at NJRHS, since it was transferred from NJNG in 2000. A member of Quality New Jersey, Mr. Massaro attended Drexel University, receiving a bachelor's degree in mechanical engineering in June 1989.

Appendix B: Our Management Team Joseph P. Shields Senior Vice President - Energy Services New Jersey Natural Gas As head of the energy services business unit, Mr. Shields is responsible for natural gas supply acquisitions, negotiating transportation agreements and monitoring natural gas control activities as well as regulated wholesale marketing activity for New Jersey Natural Gas (NJNG). Mr. Shields holds a bachelor's degree in business administration from Stockton State College. Before joining NJNG in 1983, he worked at the New Jersey Board of Public Utilities as a rate analyst. George C. Smith Jr. Vice President - Internal Audit New Jersey Resources Mr. Smith joined New Jersey Resources (NJR) in 1984 as an Associate Auditor, and in his most recent role as Director - Internal Audit, has systematically redefined the internal audit function at NJR. He is certified as an internal auditor and fraud examiner. Mr. Smith has a bachelor's degree in accounting from Monmouth University, and is a member of the Association of Certified Fraud Examiners and the Institute of Internal Auditors.

Appendix B: Our Management Team Wayne K. Tarney Senior Vice President - Strategic Planning New Jersey Resources Mr. Tarney joined New Jersey Natural Gas (NJNG) in 1996 as head of the customer services business unit. In 2000, he became President of the newly formed NJR Home Services, the unregulated appliance installation and servicing subsidiary of New Jersey Resources. In 2004, Mr. Tarney became Senior Vice President - Strategic Planning. Prior to joining NJNG in 1996, Mr. Tarney was Vice President of power generation service sales for ABB CE Services, Inc., a subsidiary of ABB Asea Brown Boveri. He is an alumnus of the President's Commission on Executive Exchange and holds a bachelor's degree from Roosevelt University. Stephen D. Westhoven Vice President NJR Energy Services Mr. Westhoven joined New Jersey Natural Gas in 1990, working in the engineering and gas supply departments, before his promotion to Director - Energy Trading of NJR Energy Services (NJRES). He is currently responsible for the procurement and maximization of NJRES' capacity and gas sales. His contributions have played a key role in the growth of NJRES. Mr. Westhoven earned a bachelor's degree in mechanical engineering from Catholic University.

Appendix B: Our Management Team Deborah G. Zilai Vice President - Business Transformation and Technology NJR Service After a 20-year career with IBM, Mrs. Zilai joined New Jersey Resources (NJR) in 1996. Her current responsibilities include implementation of NJR's Commitment to Stakeholders and the management of all business-related technology. Her education and training include earning a bachelor's degree in mathematics from Cedar Crest College and completing over 2,000 hours of business and technical training from IBM. She serves on the Technology Advisory Council and the Leadership Council for the American Gas Association, and is on the Computer Science Advisory Board at Brookdale Community College. Mrs. Zilai is also on the Board of Directors of Family & Children Services, serving on the Policy and Program Committee.